Exhibit 31.4

CERTIFICATION PURSUANT TO RULES 13a-14(a) UNDER THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel Geffken, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of ProMIS Neurosciences Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 27, 2023
	By:	/s/ Daniel Geffken
Name: Daniel Geffken
Title: Chief Financial Officer
(Principal Financial Officer)